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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Earliest Event Reported: NOVEMBER 13, 2002


                         COMMISSION FILE NUMBER: 1-10643

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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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                   DELAWARE                                 75-2313955
        (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                Identification Number)



                 3710 RAWLINS
                  SUITE 1500
                 DALLAS, TEXAS                              75219-4298
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588

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                         HALLWOOD REALTY PARTNERS, L.P.


ITEM 9. REGULATION FD DISCLOSURE


On November 13, 2002, Hallwood Realty Partners, L.P.("HRP") submitted to the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Principal Executive Officer, Anthony J. Gumbiner, and the Principal Financial Officer, Jeffrey D. Gent, of HRP. A copy of each of these statements is being furnished under this Item 9 and is attached hereto as Exhibit 99.1.



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                         HALLWOOD REALTY PARTNERS, L.P.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLWOOD REALTY PARTNERS, L.P.

                                 By: HALLWOOD REALTY, LLC
                                     General Partner


Date: November 13, 2002          By: /s/  JEFFREY D. GENT
      -----------------             --------------------------------------------
                                    Jeffrey D. Gent
                                    Vice President - Finance
                                    (Principal Financial and Accounting Officer)



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                         HALLWOOD REALTY PARTNERS, L.P.

                                  EXHIBIT INDEX


Exhibit
Number                           Name
------                           ----
 99.1      Certification of Principal Executive Officer and of Principal
           Financial Officer, dated November 13, 2002, pursuant to 18 U.S.C.
           Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley
           Act of 2002



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